UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2009

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)
NEW YORK	001-04482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Marcus Drive, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)
(631) 847-2000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On December 11, 2009, Arrow Electronics, Inc. (the “Company”) issued a press release announcing that Michael J. Long, currently the Chief Executive Officer and a director of the Company, has been named Chairman of the Board of Directors of the Company, effective January 1, 2010.

The full text of the press release, a copy of which is filed herewith as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Arrow Electronics, Inc., dated December 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	December 14, 2009	By:	/s/ Peter S. Brown
		Name:	Peter S. Brown
		Title:	Senior Vice President and General Counsel

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by Arrow Electronics, Inc., dated December 11, 2009.